SiriusPoint Ltd.

Financial Supplement
March 31, 2025

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Liam Blackledge - Investor Relations and Strategy Manager
3 Waterloo Lane	Tel: + 44 203 772 3082
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and attritional combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improve underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events, including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including wildfires, and increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East and the new presidential administration in the U.S.; global economic uncertainty caused by the imposition and/or announcement of tariffs imposed on the import of certain goods into the U.S. from various countries which may have unpredictable consequences including, but not limited to, inflation or trade wars, potential impact on the Company’s credit and mortgage business and potential increase in credit spread which could impact the Company’s short-term capital and liquidity; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
March 31, 2025 and 2024
(expressed in millions of U.S. dollars, except per share data and ratios)

	2025	2024

Combined ratio	91.4%	84.9%
Core underwriting income (1)	$28.5	$44.3
Core net services income (1)	$18.9	$18.1
Core income (1)	$47.4	$62.4
Core combined ratio (1)	95.4%	91.4%
Accident year loss ratio (1)	70.2%	59.7%
Accident year combined ratio (1)	100.9%	93.0%
Attritional loss ratio (1)	59.3%	59.7%
Attritional combined ratio (1)	90.0%	93.0%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	12.9%	15.4%
Book value per common share (2)	$15.73	$14.92
Book value per diluted common share (2)	$15.37	$14.60
Book value per diluted common share ex. AOCI (1) (2)	$15.15	$14.64
Tangible book value per diluted common share (1) (2)	$14.21	$13.42
(1)Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Accident year combined ratio, accident year loss ratio, attritional loss ratio and attritional combined ratio are non-GAAP financial measures. See definitions in “Core Results by Quarter.” Book value per diluted common share ex. AOCI and tangible book value per diluted common share are non-GAAP financial measures. See reconciliation in “Book Value per Share - by Quarter.”
(2)Prior year comparatives represent amounts as of December 31, 2024.

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$4,635.2	$5,131.0	$5,411.8	$5,345.3	$5,057.5
Debt securities, trading, at fair value	117.6	162.2	233.1	307.7	406.0
Short-term investments, at fair value	48.2	95.8	52.4	97.5	329.9
Other long-term investments, at fair value	317.7	316.5	350.6	348.3	403.8
Total investments	5,118.7	5,705.5	6,047.9	6,098.8	6,197.2
Cash and cash equivalents	740.3	682.0	640.7	598.1	867.5
Restricted cash and cash equivalents	184.9	212.6	174.5	125.9	218.9
Due from brokers	18.8	11.2	13.9	28.6	16.4
Interest and dividends receivable	42.1	44.0	49.4	50.7	44.5
Insurance and reinsurance balances receivable, net	2,240.8	2,054.4	2,069.1	2,120.2	2,127.2
Deferred acquisition costs, net	369.3	327.5	330.0	341.9	320.8
Unearned premiums ceded	514.3	463.9	467.2	496.1	494.8
Loss and loss adjustment expenses recoverable, net	2,335.7	2,315.3	2,198.7	2,191.5	2,233.8
Deferred tax asset	293.3	297.0	249.2	285.1	290.7
Intangible assets	137.9	140.8	143.8	146.8	149.8
Other assets	284.4	270.7	298.1	280.3	174.2
Total assets	$12,280.5	$12,524.9	$12,682.5	$12,764.0	$13,135.8
Liabilities
Loss and loss adjustment expense reserves	$5,762.6	$5,653.9	$5,702.1	$5,606.0	$5,565.3
Unearned premium reserves	1,816.8	1,639.2	1,684.0	1,769.7	1,715.7
Reinsurance balances payable	1,707.5	1,781.6	1,509.6	1,544.5	1,780.5
Deposit liabilities	15.6	17.4	20.2	22.1	128.8
Deferred gain on retroactive reinsurance	6.6	8.5	21.7	23.0	25.8
Debt	663.5	639.1	660.5	648.6	770.6
Due to brokers	6.6	18.0	23.1	40.2	60.7
Deferred tax liability	94.2	76.2	38.9	56.1	48.9
Liability-classified capital instruments	—	—	58.4	72.6	83.2
Share repurchase liability	—	483.0	—	—	—
Other liabilities	180.4	269.2	267.5	275.7	335.9
Total liabilities	10,253.8	10,586.1	9,986.0	10,058.5	10,515.4
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	11.6	11.6	16.2	17.1	17.0
Additional paid-in capital	944.7	945.0	1,591.0	1,713.3	1,711.2
Retained earnings	842.5	784.9	806.2	801.7	691.8
Accumulated other comprehensive income (loss), net of tax	26.4	(4.1)	81.5	(28.0)	(17.4)
Shareholders’ equity attributable to SiriusPoint shareholders	2,025.2	1,937.4	2,694.9	2,704.1	2,602.6
Noncontrolling interests	1.5	1.4	1.6	1.4	17.8
Total shareholders’ equity	2,026.7	1,938.8	2,696.5	2,705.5	2,620.4
Total liabilities, noncontrolling interests and shareholders’ equity	$12,280.5	$12,524.9	$12,682.5	$12,764.0	$13,135.8

SiriusPoint Ltd.
Consolidated Statements of Income - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues
Net premiums earned	$626.7	$590.3	$568.9	$590.5	$593.8
Net investment income	71.2	68.9	77.7	78.2	78.8
Net realized and unrealized investment gains (losses)	(0.3)	(39.9)	14.8	(54.9)	1.0
Net investment income and net realized and unrealized investment gains (losses)	70.9	29.0	92.5	23.3	79.8
Other revenues	29.7	19.4	18.1	118.9	27.8
Loss on settlement and change in fair value of liability-classified capital instruments	—	(25.9)	(117.3)	10.6	(15.9)
Total revenues	727.3	612.8	562.2	743.3	685.5
Expenses
Loss and loss adjustment expenses incurred, net	401.8	369.1	317.5	364.4	317.5
Acquisition costs, net	129.7	134.6	117.5	119.9	144.9
Other underwriting expenses	41.1	53.9	44.9	41.1	41.8
Net corporate and other expenses	60.6	58.1	51.4	66.6	56.0
Intangible asset amortization	2.9	3.0	3.0	3.0	2.9
Interest expense	18.1	19.6	13.8	15.7	20.5
Foreign exchange (gains) losses	(2.2)	(12.9)	3.0	3.6	(3.7)
Total expenses	652.0	625.4	551.1	614.3	579.9
Income (loss) before income tax expense	75.3	(12.6)	11.1	129.0	105.6
Income tax expense	(13.3)	(4.4)	(2.4)	(14.2)	(9.7)
Net income (loss)	62.0	(17.0)	8.7	114.8	95.9
Net income attributable to noncontrolling interests	(0.4)	(0.3)	(0.2)	(0.9)	(1.1)
Net income (loss) available to SiriusPoint	61.6	(17.3)	8.5	113.9	94.8
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income (loss) available to SiriusPoint common shareholders	$57.6	$(21.3)	$4.5	$109.9	$90.8
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.50	$(0.13)	$0.03	$0.60	$0.50
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.49	$(0.13)	$0.03	$0.57	$0.49
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	115,975,961	161,378,360	165,659,401	170,173,022	168,934,114
Diluted	118,555,166	161,378,360	172,803,298	178,711,254	174,380,963
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income - by Quarter
(expressed in millions of U.S. dollars)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Comprehensive income (loss)
Net income (loss)	$62.0	$(17.0)	$8.7	$114.8	$95.9
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	(0.2)	2.6	0.4	(0.1)	(1.8)
Unrealized gains (losses) from debt securities held as available for sale investments	32.7	(89.1)	112.2	(3.4)	(18.4)
Reclassifications from accumulated other comprehensive income (loss)	(2.0)	0.9	(3.1)	(7.1)	(0.3)
Total other comprehensive income (loss)	30.5	(85.6)	109.5	(10.6)	(20.5)
Comprehensive income (loss)	92.5	(102.6)	118.2	104.2	75.4
Net income attributable to noncontrolling interests	(0.4)	(0.3)	(0.2)	(0.9)	(1.1)
Comprehensive income (loss) available to SiriusPoint	$92.1	$(102.9)	$118.0	$103.3	$74.3

SiriusPoint Ltd.
Segment Reporting - Three months ended March 31, 2025
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$354.8	$635.1	$989.9	$—	$(5.2)	$—	$984.7
Net premiums written	268.5	483.5	752.0	—	(9.0)	—	743.0
Net premiums earned	289.6	336.2	625.8	—	0.9	—	626.7
Loss and loss adjustment expenses incurred, net	195.3	209.9	405.2	(2.0)	(1.4)	—	401.8
Acquisition costs, net	67.1	87.3	154.4	(28.0)	3.3	—	129.7
Other underwriting expenses	18.8	18.9	37.7	—	3.4	—	41.1
Underwriting income (loss)	8.4	20.1	28.5	30.0	(4.4)	—	54.1
Services revenues	—	62.1	62.1	(30.2)	—	(31.9)	—
Services expenses	—	43.1	43.1	—	—	(43.1)	—
Net services fee income	—	19.0	19.0	(30.2)	—	11.2	—
Services noncontrolling income	—	(0.1)	(0.1)	—	—	0.1	—
Net services income	—	18.9	18.9	(30.2)	—	11.3	—
Segment income (loss)	8.4	39.0	47.4	(0.2)	(4.4)	11.3	54.1
Net investment income					71.2	—	71.2
Net realized and unrealized investment losses					(0.3)	—	(0.3)
Other revenues					(2.2)	31.9	29.7
Net corporate and other expenses					(17.5)	(43.1)	(60.6)
Intangible asset amortization					(2.9)	—	(2.9)
Interest expense					(18.1)	—	(18.1)
Foreign exchange gains					2.2	—	2.2
Income before income tax expense	$8.4	$39.0	47.4	(0.2)	28.0	0.1	75.3
Income tax expense			—	—	(13.3)	—	(13.3)
Net income			47.4	(0.2)	14.7	0.1	62.0
Net income attributable to noncontrolling interest			—	—	(0.3)	(0.1)	(0.4)
Net income available to SiriusPoint			$47.4	$(0.2)	$14.4	$—	$61.6

Attritional losses	$164.0	$207.6	$371.6	$(2.0)	$(1.5)	$—	$368.1
Catastrophe losses	63.1	4.8	67.9	—	—	—	67.9
Prior year loss reserve development	(31.8)	(2.5)	(34.3)	—	0.1	—	(34.2)
Loss and loss adjustment expenses incurred, net	$195.3	$209.9	$405.2	$(2.0)	$(1.4)	$—	$401.8

Underwriting Ratios: (1)
Attritional loss ratio	56.6%	61.7%	59.3%				58.8%
Catastrophe loss ratio	21.8%	1.4%	10.9%				10.8%
Prior year loss development ratio	(11.0)%	(0.7)%	(5.5)%				(5.5)%
Loss ratio	67.4%	62.4%	64.7%				64.1%
Acquisition cost ratio	23.2%	26.0%	24.7%				20.7%
Other underwriting expenses ratio	6.5%	5.6%	6.0%				6.6%
Combined ratio	97.1%	94.0%	95.4%				91.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended March 31, 2024
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$356.4	$524.3	$880.7	$—	$25.9	$—	$906.6
Net premiums written	290.1	337.1	627.2	—	12.1	—	639.3
Net premiums earned	253.6	264.2	517.8	—	76.0	—	593.8
Loss and loss adjustment expenses incurred, net	124.6	176.5	301.1	(1.4)	17.8	—	317.5
Acquisition costs, net	69.8	65.2	135.0	(33.2)	43.1	—	144.9
Other underwriting expenses	19.3	18.1	37.4	—	4.4	—	41.8
Underwriting income	39.9	4.4	44.3	34.6	10.7	—	89.6
Services revenues	—	65.8	65.8	(37.1)	—	(28.7)	—
Services expenses	—	46.0	46.0	—	—	(46.0)	—
Net services fee income	—	19.8	19.8	(37.1)	—	17.3	—
Services noncontrolling income	—	(1.7)	(1.7)	—	—	1.7	—
Net services income	—	18.1	18.1	(37.1)	—	19.0	—
Segment income	39.9	22.5	62.4	(2.5)	10.7	19.0	89.6
Net investment income					78.8	—	78.8
Net realized and unrealized investment gains					1.0	—	1.0
Other revenues					(0.9)	28.7	27.8
Loss on settlement and change in fair value of liability-classified capital instruments					(15.9)	—	(15.9)
Net corporate and other expenses					(10.0)	(46.0)	(56.0)
Intangible asset amortization					(2.9)	—	(2.9)
Interest expense					(20.5)	—	(20.5)
Foreign exchange gains					3.7	—	3.7
Income before income tax expense	$39.9	$22.5	62.4	(2.5)	44.0	1.7	105.6
Income tax expense			—	—	(9.7)	—	(9.7)
Net income			62.4	(2.5)	34.3	1.7	95.9
Net (income) loss attributable to noncontrolling interest			—	—	0.6	(1.7)	(1.1)
Net income available to SiriusPoint			$62.4	$(2.5)	$34.9	$—	$94.8

Attritional losses	$134.9	$174.2	$309.1	$(1.4)	$48.7	$—	$356.4
Prior year loss reserve development	(10.3)	2.3	(8.0)	—	(30.9)	—	(38.9)
Loss and loss adjustment expenses incurred, net	$124.6	$176.5	$301.1	$(1.4)	$17.8	$—	$317.5

Underwriting Ratios: (1)
Attritional loss ratio	53.2%	65.9%	59.7%				60.0%
Prior year loss development ratio	(4.1)%	0.9%	(1.6)%				(6.5)%
Loss ratio	49.1%	66.8%	58.1%				53.5%
Acquisition cost ratio	27.5%	24.7%	26.1%				24.4%
Other underwriting expenses ratio	7.6%	6.9%	7.2%				7.0%
Combined ratio	84.2%	98.4%	91.4%				84.9%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues
Gross premiums written	$984.7	$759.5	$714.0	$864.6	$906.6
Net premiums written	743.0	565.0	504.2	643.6	639.3
Net premiums earned	626.7	590.3	568.9	590.5	593.8
Expenses
Loss and loss adjustment expenses incurred, net	401.8	369.1	317.5	364.4	317.5
Acquisition costs, net	129.7	134.6	117.5	119.9	144.9
Other underwriting expenses	41.1	53.9	44.9	41.1	41.8
Underwriting income	$54.1	$32.7	$89.0	$65.1	$89.6

Attritional losses	$368.1	$367.8	$337.5	$359.9	$356.4
Catastrophe losses, net of reinsurance and reinstatement premiums	67.9	38.6	10.6	5.6	—
Favorable prior year loss reserve development	$(34.2)	$(37.3)	$(30.6)	$(1.1)	$(38.9)

Underwriting Ratios (1):
Loss ratio	64.1%	62.5%	55.8%	61.7%	53.5%
Acquisition cost ratio	20.7%	22.8%	20.7%	20.3%	24.4%
Other underwriting expenses ratio	6.6%	9.1%	7.9%	7.0%	7.0%
Combined ratio	91.4%	94.4%	84.4%	89.0%	84.9%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues
Gross premiums written	$989.9	$762.5	$690.5	$842.7	$880.7
Net premiums written	752.0	560.2	503.6	649.9	627.2
Net premiums earned	625.8	581.6	546.3	553.4	517.8
Expenses
Loss and loss adjustment expenses incurred, net	405.2	323.6	307.7	336.0	301.1
Acquisition costs, net	154.4	150.9	135.7	143.0	135.0
Other underwriting expenses	37.7	50.8	40.4	37.5	37.4
Underwriting income	28.5	56.3	62.5	36.9	44.3
Services revenues	62.1	51.6	48.1	57.4	65.8
Services expenses	43.1	41.2	41.3	47.7	46.0
Net services fee income	19.0	10.4	6.8	9.7	19.8
Services noncontrolling (income) loss	(0.1)	—	0.2	(0.6)	(1.7)
Net services income	18.9	10.4	7.0	9.1	18.1
Segment income	$47.4	$66.7	$69.5	$46.0	$62.4

Attritional losses	$371.6	$343.1	$326.8	$335.3	$309.1
Catastrophe losses, net of reinsurance and reinstatement premiums	67.9	38.6	10.6	5.6	—
Favorable prior year loss reserve development	$(34.3)	$(58.1)	$(29.7)	$(4.9)	$(8.0)

Underwriting Ratios (2):
Loss ratio	64.7%	55.6%	56.3%	60.7%	58.1%
Acquisition cost ratio	24.7%	25.9%	24.8%	25.8%	26.1%
Other underwriting expenses ratio	6.0%	8.7%	7.4%	6.8%	7.2%
Combined ratio	95.4%	90.2%	88.5%	93.3%	91.4%

Accident year loss ratio	70.2%	65.6%	61.8%	61.6%	59.7%
Accident year combined ratio	100.9%	100.3%	94.0%	94.2%	93.0%
Attritional loss ratio	59.3%	59.0%	59.8%	60.6%	59.7%
Attritional combined ratio	90.0%	93.6%	92.0%	93.2%	93.0%
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues
Gross premiums written	$354.8	$312.2	$314.5	$352.5	$356.4
Net premiums written	268.5	237.5	268.3	308.8	290.1
Net premiums earned	289.6	265.9	269.4	256.2	253.6
Expenses
Loss and loss adjustment expenses incurred, net	195.3	148.3	137.6	143.8	124.6
Acquisition costs, net	67.1	73.1	69.8	67.2	69.8
Other underwriting expenses	18.8	26.2	20.4	20.2	19.3
Underwriting income	$8.4	$18.3	$41.6	$25.0	$39.9

Attritional losses	$164.0	$154.9	$142.9	$147.1	$134.9
Catastrophe losses, net of reinsurance and reinstatement premiums	63.1	35.2	11.3	3.0	—
Favorable prior year loss reserve development	$(31.8)	$(41.8)	$(16.6)	$(6.3)	$(10.3)

Underwriting Ratios (1):
Loss ratio	67.4%	55.8%	51.1%	56.1%	49.1%
Acquisition cost ratio	23.2%	27.5%	25.9%	26.2%	27.5%
Other underwriting expenses ratio	6.5%	9.9%	7.6%	7.9%	7.6%
Combined ratio	97.1%	93.2%	84.6%	90.2%	84.2%

Accident year loss ratio	78.4%	71.5%	57.2%	58.6%	53.2%
Accident year combined ratio	108.1%	108.8%	90.7%	92.7%	88.3%
Attritional loss ratio	56.6%	58.3%	53.0%	57.4%	53.2%
Attritional combined ratio	86.3%	95.7%	86.5%	91.5%	88.3%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues
Gross premiums written	$635.1	$450.3	$376.0	$490.2	$524.3
Net premiums written	483.5	322.7	235.3	341.1	337.1
Net premiums earned	336.2	315.7	276.9	297.2	264.2
Expenses
Loss and loss adjustment expenses incurred, net	209.9	175.3	170.1	192.2	176.5
Acquisition costs, net	87.3	77.8	65.9	75.8	65.2
Other underwriting expenses	18.9	24.6	20.0	17.3	18.1
Underwriting income	20.1	38.0	20.9	11.9	4.4
Services revenues	62.1	51.6	48.1	57.4	65.8
Services expenses	43.1	41.2	41.3	47.7	46.0
Net services fee income	19.0	10.4	6.8	9.7	19.8
Services noncontrolling (income) loss	(0.1)	—	0.2	(0.6)	(1.7)
Net services income	18.9	10.4	7.0	9.1	18.1
Segment income	$39.0	$48.4	$27.9	$21.0	$22.5

Attritional losses	$207.6	$188.2	$183.9	$188.2	$174.2
Catastrophe losses, net of reinsurance and reinstatement premiums	4.8	3.4	(0.7)	2.6	—
(Favorable) adverse prior year loss reserve development	$(2.5)	$(16.3)	$(13.1)	$1.4	$2.3

Underwriting Ratios (1):
Loss ratio	62.4%	55.5%	61.4%	64.7%	66.8%
Acquisition cost ratio	26.0%	24.6%	23.8%	25.5%	24.7%
Other underwriting expenses ratio	5.6%	7.8%	7.2%	5.8%	6.9%
Combined ratio	94.0%	87.9%	92.4%	96.0%	98.4%

Accident year loss ratio	63.2%	60.7%	66.2%	64.2%	65.9%
Accident year combined ratio	94.8%	93.1%	97.2%	95.5%	97.5%
Attritional loss ratio	61.7%	59.6%	66.4%	63.3%	65.9%
Attritional combined ratio	93.3%	92.0%	97.4%	94.6%	97.5%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio and attritional combined ratio exclude catastrophe losses from the respective accident year ratios as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$1,007.8	19.8%	$1,149.7	20.1%	$1,164.7	19.3%	$1,101.3	18.1%	$1,044.0	16.8%
Residential mortgage-backed securities	931.0	18.2%	973.8	17.1%	1,054.2	17.4%	1,046.5	17.2%	926.8	15.0%
Commercial mortgage-backed securities	174.0	3.4%	224.5	3.9%	251.6	4.2%	238.2	3.9%	236.5	3.8%
Corporate debt securities	1,618.3	31.6%	1,899.9	33.3%	1,892.2	31.2%	1,783.7	29.2%	1,730.8	27.9%
U.S. government and government agency	881.4	17.2%	859.0	15.1%	1,024.4	16.9%	1,141.1	18.7%	1,069.5	17.3%
Non-U.S. government and government agency	22.7	0.4%	24.1	0.4%	24.7	0.4%	34.5	0.6%	49.9	0.8%
Total debt securities, available for sale	4,635.2	90.6%	5,131.0	89.9%	5,411.8	89.4%	5,345.3	87.6%	5,057.5	81.6%
Asset-backed securities	19.1	0.4%	53.1	0.9%	102.9	1.6%	148.3	2.4%	199.7	3.2%
Residential mortgage-backed securities	47.9	0.9%	48.7	0.9%	53.1	0.9%	52.8	0.9%	55.3	0.9%
Commercial mortgage-backed securities	42.7	0.8%	51.8	0.9%	59.1	1.0%	62.9	1.0%	66.2	1.1%
Corporate debt securities	3.8	0.1%	4.6	0.1%	10.3	0.2%	10.6	0.2%	41.5	0.7%
U.S. government and government agency	4.1	0.1%	4.0	0.1%	4.3	0.1%	29.8	0.5%	33.4	0.5%
Non-U.S. government and government agency	—	—%	—	—%	3.4	0.1%	3.3	0.1%	9.9	0.2%
Total debt securities, trading	117.6	2.3%	162.2	2.9%	233.1	3.9%	307.7	5.0%	406.0	6.6%
Short-term investments	48.2	0.9%	95.8	1.7%	52.4	0.9%	97.5	1.6%	329.9	5.3%
Other long-term investments	92.4	1.8%	89.9	1.6%	120.3	2.0%	119.6	2.0%	172.2	2.8%
Cost and equity method investments	65.1	1.3%	64.7	1.1%	72.0	1.2%	71.4	1.2%	73.6	1.2%
Investments in funds valued at net asset value	160.2	3.1%	161.9	2.8%	158.3	2.6%	157.3	2.6%	158.0	2.5%
Total investments	$5,118.7	100.0%	$5,705.5	100.0%	$6,047.9	100.0%	$6,098.8	100.0%	$6,197.2	100.0%

SiriusPoint Ltd.
Earnings per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	115,975,961	161,378,360	165,659,401	170,173,022	168,934,114
Dilutive effect of options, warrants, restricted share awards, restricted share units, and Series A preference shares	2,579,205	—	7,143,897	8,538,233	5,446,849
Diluted number of common shares outstanding	118,555,166	161,378,360	172,803,298	178,711,255	174,380,963

Basic earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$57.6	$(21.3)	$4.5	$109.9	$90.8
Net income allocated to SiriusPoint participating common shareholders	(0.1)	—	(0.1)	(7.2)	(6.1)
Net income (loss) allocated to SiriusPoint common shareholders	$57.5	$(21.3)	$4.4	$102.7	$84.7

Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.50	$(0.13)	$0.03	$0.60	$0.50

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$57.6	$(21.3)	$4.5	$109.9	$90.8
Net income allocated to SiriusPoint participating common shareholders	(0.1)	—	(0.1)	(7.2)	(6.1)
Net income (loss) allocated to SiriusPoint common shareholders	$57.5	$(21.3)	$4.4	$102.7	$84.7

Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$0.49	$(0.13)	$0.03	$0.57	$0.49
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net income (loss) available to SiriusPoint common shareholders	$57.6	$(21.3)	$4.5	$109.9	$90.8
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$1,781.3	$2,116.2	$2,499.5	$2,453.4	$2,358.3
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	12.9%	(4.0)%	0.7%	17.9%	15.4%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Common shareholders’ equity attributable to SiriusPoint common shareholders	$1,825.2	$1,737.4	$2,494.9	$2,504.1	$2,402.6

Accumulated other comprehensive income (loss), net of tax	26.4	(4.1)	81.5	(28.0)	(17.4)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	1,798.8	1,741.5	2,413.4	2,532.1	2,420.0

Intangible assets	137.9	140.8	143.8	146.8	149.8
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$1,687.3	$1,596.6	$2,351.1	$2,357.3	$2,252.8

Common shares outstanding	116,020,526	116,429,057	161,866,867	170,572,790	169,753,232
Effect of dilutive stock options, restricted share units, warrants and Series A preference shares	2,708,756	2,559,359	7,547,229	4,465,438	6,340,997
Book value per diluted common share denominator	118,729,282	118,988,416	169,414,096	175,038,228	176,094,229

Book value per common share	$15.73	$14.92	$15.41	$14.68	$14.15
Book value per diluted common share	$15.37	$14.60	$14.73	$14.31	$13.64
Book value per diluted common share ex. AOCI (1)	$15.15	$14.64	$14.25	$14.47	$13.74
Tangible book value per diluted common share (1)	$14.21	$13.42	$13.88	$13.47	$12.79
(1)Book value per diluted common share excluding AOCI and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

SiriusPoint Ltd.
Net Corporate and Other Expenses - by Quarter
(expressed in millions of U.S. dollars)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net corporate and other expenses	$60.6	$58.1	$51.4	$66.6	$56.0

MGA Service expenses	$43.1	$41.2	$41.3	$47.7	$46.0

Corporate and other expenses	$16.9	$14.4	$6.3	$13.3	$8.8
Salaries, benefits and incentives	3.8	5.5	0.1	1.0	0.2
Professional fees	4.6	2.3	1.0	6.2	2.5
Taxes and regulatory fees	3.3	2.3	2.4	2.1	2.8
Corporate insurance	1.4	1.6	1.2	1.1	1.3
Depreciation	1.2	1.3	1.0	1.2	1.0
Other corporate expenses	2.6	1.4	0.6	1.7	1.0

Non-recurring corporate and other expenses	$0.6	$2.5	$3.8	$5.6	$1.2
Severance	—	0.4	1.2	3.2	0.2
Professional fees	0.6	2.1	2.6	2.4	1.0